UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURFHHANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2014

PROVISION HOLDING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-127347	20-0754724
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9253 Eton Avenue, Chatsworth, California 91311

(Address of principal executive offices) (Zip Code)

Copies to:

Andrea Cataneo, Esq.

Peter DiChiara, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01   Changes in Registrant's Certifying Accountant

(a)   Dismissal of independent registered public accounting firm

On September 26, 2014, Provision Holding, Inc. (the “Company”) dismissed Farber Hass Hurley LLP (“FHH”) as the Company’s independent registered public accounting firm.

The Company’s Board of Directors approved FHH’s dismissal on September 26, 2014.

The reports of FHH regarding the Company’s financial statements as of, and for, the years ended June 30, 2010 and June 30, 2009 did not contain any adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles, except FHH issued a going concern qualification in FHH’s reports regarding the Company’s financial statements as of, and for, the years ended June 30, 2010 and June 30, 2009, in which FHH indicated conditions which raised substantial doubt on the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2010 and June 30, 2009, and during the subsequent interim periods through March 31, 2011 and through September 26, 2014, the date of dismissal, there have been no disagreements between the Company and FHH regarding any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to FHH’s satisfaction would have caused FHH to make reference to the subject matter of the disagreement(s) in connection with its report and there have been no reportable events defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided FHH with a copy of the above disclosure and requested that FHH furnish the Company with a letter addressed to the Securities and Exchange Commission specifying whether or not it agrees with the above disclosure, and, if not, specifying the respects in which it does not agree.  A copy of FHH’s letter dated September 30, 2014 is attached to this report as Exhibit 16.1.

(b)   New independent registered public accounting firm

On September 26, 2014, the Company engaged RBSM LLP as the Company’s new independent registered public accounting firm. The Company’s Board of Directors approved the engagement of RBSM LLP on September 26, 2014.

During the fiscal years ended June 30, 2010 and June 30, 2009, and during the subsequent interim periods through March 31, 2011 and through September 26, 2014, the date of engagement, the Company did not consult with RBSM LLP regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered regarding the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

The Company is delinquent in filing its periodic report and has received a written accommodation from the U.S. Securities and Exchange Commission ( the “SEC”) to file a comprehensive annual report on Form 10-K (“Comprehensive Form 10-K”). The approved accommodation from the SEC will allow for the filing of a Comprehensive Form 10-K for the periods from March 31, 2011 through the year ended June 30, 2014 to include all audited financial statements and other material information that would have been available had the Company filed timely and complete reports.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

No.	Description
16.1	Letter dated September 30, 2014 from Farber Hass Hurley LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVISION HOLDING, Inc.

Dated: October 1, 2014	By:	/s/ Curt Thornton
Name: Curt Thornton Title: Chief Executive Officer

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